UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

Floridian Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53589	20-4539279
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
175 Timacuan Boulevard, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (407) 321-3233

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FLORIDIAN FINANCIAL GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2010, Floridian Financial Group, Inc. (the “Company”) announced via press release the Company’s financial results for the third quarter of 2010. A copy of the Company’s press release is included herein as Exhibit 99.1 and incorporated herein by reference.

The information furnished under Item 2.02 of this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Text of press release of Floridian Financial Group, Inc. regarding financial results for the third quarter of 2010, dated October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDIAN FINANCIAL GROUP, INC.

Date:	October 28, 2010	By:	/s/ Michael V. Kearney
Michael V. Kearney,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release of Floridian Financial Group, Inc. regarding financial results for the third quarter of 2010, dated October 28, 2010.